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                                                                  EXHIBIT 10.80








                              TRITON ENERGY LIMITED
                    2000 BROAD-BASED SHARE COMPENSATION PLAN

         Triton Energy Limited (the "Company") hereby establishes its 2000 Broad-Based Share Compensation Plan. Capitalized terms used herein are defined in Article XII.

                                    ARTICLE I
                      Purpose; Administration; Eligibility

         1.1 Purpose. The purpose of the Plan is to help the Company and its Subsidiaries attract and retain Directors, Employees and Advisors and to provide such persons with a proprietary interest in the Company, which will (a) increase the interest of the Directors, Employees and Advisors in the Company's welfare;
(b) furnish an incentive to the Directors, Employees and Advisors to continue their services for the Company or its Subsidiaries; and (c) provide a means through which the Company or its Subsidiaries may attract able persons to enter its employ or serve as Directors, Employees or Advisors.

         1.2 Administration. The Plan shall be administered by a committee or committees of Directors appointed by the Board, each of which may delegate all or any of a portion of its powers with respect to the Plan to a committee of Directors, whether or not then serving on the appointing committee; provided that, with respect to any Stock Option that is intended to satisfy the requirements of the Section 162(m) Exception, such committee shall consist of at least such number of Directors as are required from time to time to satisfy the
Section 162(m) Exception, and each such committee member shall qualify as an "outside director" within the meaning of Section 162(m). Any member of any such committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the committee may be filled by appointment by the Board.

         The Committee may adopt such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have complete discretion and authority to (i) designate from time to time the persons to whom Stock Options will be granted and Restricted Shares will be issued, (ii) interpret the Plan, (iii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iv) determine the terms, details and provisions of each Stock Option Agreement and Restricted Share Agreement, (v) modify or amend any Stock Option Agreement, and Restricted Share Agreement or modify, amend or waive any terms, conditions or restrictions applicable to any Stock Option or Restricted Shares, and (vi) make such other determinations and, subject to the terms of the Plan, take such other action as it deems necessary or advisable. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.
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         1.3 Eligibility. Any Director, Employee and Advisor whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The Committee's determinations under the Plan (including without limitation determinations of which persons, if any, are to receive Stock Options and Restricted Shares, the form, amount and timing of such Stock Options and Restricted Shares, the terms and provisions of such Stock Options and Restricted Shares and any agreements evidencing same) need not be uniform and may be made by it selectively among Employees, Directors and/or Advisors who receive, or are eligible to receive, Stock Options and Restricted Shares under the Plan.

         1.4 Broad-Based Limitation. The Plan is intended to constitute a "broadly-based" plan for purposes of the rules of the New York Stock Exchange. Accordingly, at least a majority of the Ordinary Shares underlying awards granted under the Plan, whether as Restricted Shares or underlying Stock Options, during the three-year period commencing on the date the Plan is adopted by the Company shall be awarded to Employees who are not "officers" (as defined in the rules of the New York Stock Exchange) or Directors.

                                   ARTICLE II
                             Shares Subject to Plan

         The Committee may not grant Stock Options or issue Restricted Shares under the Plan for more than 1,200,000 Ordinary Shares, in the aggregate (as may be adjusted in accordance with Article VIII or IX hereof), and no Participant shall be eligible to receive more than 50% of such shares. Shares to be distributed and sold may be made available from either authorized but unissued Ordinary Shares or Ordinary Shares held by the Company in its treasury. Shares that by reason of the expiration or unexercised termination of a Stock Option or forfeited Restricted Shares are no longer subject to issuance to the Participant may be reofferred under the Plan.

                                   ARTICLE III
                                  Stock Options

         3.1 Eligibility. Subject to the limitations contained in the Plan, the Committee shall, from time to time, select the particular Directors, Employees and Advisors to whom the Stock Options provided under this Article are to be granted.

         3.2 Grant of Stock Options. All grants of Stock Options under this Article shall be awarded by the Committee at such times and for such amounts as the Committee may determine. The grant of Stock Options shall be evidenced by Stock Option Agreements setting forth the total number of shares subject to each Stock Option, the option exercise price, the term of the Stock Option, and such other terms and provisions as are not inconsistent with the Plan.

         3.3 Option Exercise Price. The exercise price for a Stock Option granted under this Article shall be determined by the Committee and shall be an amount not less than 100% of the Fair Market Value per Ordinary Share on the Date of Grant.
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         3.4 Option Period. The option period for each Stock Option granted under this Article will begin and terminate on the respective dates specified by the Committee. No Stock Option granted under the Plan may be exercised at any time after its term. The Committee may provide that Stock Options granted under this Article may vest and be exercised in installments and upon such terms, conditions and restrictions as it may determine.

         3.5 Payment. Full payment for shares purchased upon exercise of a Stock Option shall be made (i) in cash, (ii) by certified or cashier's check, (iii) if permitted by the Committee, by Ordinary Shares, (iv) if permitted by the Committee, and if permitted under applicable law, by delivery of a promissory note for the purchase price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Ordinary Shares, (v) by delivery of a copy of irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the Stock Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vi) if permitted by the Committee, and to the extent permitted under applicable law, by any combination of the foregoing. If any portion of the purchase price or a note given at the time of exercise is paid in Ordinary Shares, those shares shall be valued at the then Fair Market Value.

         3.6 Exercise of Stock Options. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Stock Option Agreements. The Committee shall have the right to accelerate the time at which any Stock Option granted under this Article shall become vested and exercisable.

         Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option will be deemed exercised for purposes of the Plan when (i) written notice of exercise has been received by the Company (which notice shall set forth the number of Ordinary Shares with respect to which the Stock Option is to be exercised and the date of exercise thereof) and (ii) payment of the Option Exercise Price is received by the Company in accordance with Section 3.5 above; provided that, with respect to a cashless exercise of any Stock Option (in accordance with clause (v) of Section 3.5 above), such Stock Option will be deemed exercised for purposes of the Plan on the date of sale of the Ordinary Shares received upon exercise.

                                   ARTICLE IV
                                Restricted Shares

         4.1 Eligibility. The Committee shall have complete discretion to select the particular Directors, Employees and Advisors to whom Restricted Shares may be issued, if any.

         4.2 Transfer Restrictions. Subject to the terms, provisions and conditions of the Plan, the Committee shall, upon the approval of the issuance of Restricted Shares, determine the number of shares to be issued to each Participant and to prescribe the form of the instruments evidencing any issuance of Restricted Shares and the legend, if any, to be affixed to the

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certificates representing Restricted Shares. Restricted Shares shall not be sold, transferred or otherwise disposed of, and shall not be pledged or otherwise hypothecated (any such sale, transfer or other disposition, pledge or other hypothecation being referred to as "to dispose of" or a "disposition"), by any Participant except as permitted under any conditions imposed by the Committee in connection with the issuance thereof. The Committee may require any Participant to whom Restricted Shares are issued to execute and deliver to the Company a stock power in blank with respect to the shares issued and may require that the Company retain possession of the certificates for shares with respect to which the restrictions have not lapsed.

         4.3 Notice to Company of Section 83(b) Election. Any Participant who exercises the election under Section 83(b) of the Code to have his receipt of Restricted Shares taxed currently without regard to the restrictions shall give notice to the Company of such election immediately upon making the election. Such an election must be made within 30 days of the effective date of issuance and cannot be revoked except with the consent of the Internal Revenue Service, as required by the treasury regulations under the Code.

         4.4 Withholding. The Company is authorized to withhold any tax required to be withheld from the amount considered as taxable compensation to the Participant. In the event that funds are not otherwise available to cover any required withholding tax, the Participant shall be required to provide such funds before shares shall be issued to him.

                                    ARTICLE V
                      Termination of Employment or Service

         In the event a Participant who is an Employee shall cease to be employed by the Company or a Subsidiary, or a Participant who is a Director or Advisor shall cease to serve as a Director or Advisor, for any reason other than death, Retirement, Disability or for Cause, (i) the Committee shall have the ability to accelerate the vesting of the Participant's Stock Option and the lapse of any transfer restrictions imposed on Restricted Shares in its sole discretion, and (ii) except as otherwise provided by the Committee at the time of the grant of a Stock Option, such Participant's Stock Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as a Director or Advisor, or, if the Committee, in its discretion, has accelerated the vesting of such Stock Option, to the extent exercisable following such acceleration) at any time within one year after the date of termination of employment or service as a Director or Advisor, unless the Committee agrees, in its sole discretion, to further extend the term of such Stock Option.

         In addition, except as otherwise provided by the Committee at the time of the grant of a Stock Option or the issuance of Restricted Shares, a Participant's Stock Option may be exercised and any transfer restrictions imposed on a Participant's Restricted Shares shall lapse as follows in the event such Participant ceases to serve as an Employee, Director or Advisor due to death, Disability, Retirement or for Cause:

                  (a) Death. If a Participant dies while employed by the Company or a Subsidiary, or while serving as a Director or Advisor, or within three months after ceasing to be an Employee, Director or Advisor, his Stock Option shall become fully

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         vested and exercisable on the date of his death and shall expire three years thereafter, unless by its terms it expires sooner or the Committee agrees, in its sole discretion, to further extend the term of such Stock Option, and any transfer restrictions imposed on a Participant's Restricted Shares shall lapse. During such period, the Stock Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Participant's personal representative or by the distributees to whom the Participant's rights under the Stock Option shall pass by will or by the laws of descent and distribution.

                  (b) Retirement. If a Participant ceases to be employed by the Company or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Participant's Stock Option and the lapse of any transfer restrictions imposed on Restricted Shares in its sole discretion, and (ii) the Participant's Stock Option shall be exercisable (to the extent exercisable on the effective date of such retirement or, if the vesting of such Stock Option has been accelerated, to the extent exercisable following such acceleration) at any time within one year after the effective date of such Retirement, unless by its terms the Stock Option expires sooner or the Committee agrees, in its sole discretion, to further extend the term of such Stock Option.

                  (c) Disability. If a Participant ceases to be employed by the Company or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Disability, the Participant's Stock Option shall become fully vested and exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless the Committee agrees, in its sole discretion, to extend the term of such Stock Option, and any transfer restrictions imposed on a Participant's Restricted Shares shall lapse.

                  (d) Cause. If a Participant ceases to be employed by the Company or a Subsidiary, or ceases to serve as a Director or Advisor, because the Participant is terminated for Cause, the Participant's Stock Option shall automatically terminate, and any Restricted Shares as to which the transfer restrictions imposed thereon have not lapsed shall be returned and forfeited to the Company, unless the Committee otherwise agrees in its sole discretion.

                                   ARTICLE VI
                           Amendment or Discontinuance

         The Plan may be amended or discontinued by the Board or the Committee, without the approval of the shareholders or Participants; provided that no termination or amendment of the Plan may, without the consent of the Participant to whom any Stock Option has theretofore been granted or Restricted Shares have been issued, adversely affect the rights of such Participant with respect to such Stock Option or Restricted Shares.




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                                   ARTICLE VII
                                      Term

         The Plan may be terminated at any time by action of the Board or the Committee; provided that such termination will not adversely affect the terms of any outstanding Stock Options or Restricted Shares.


                                  ARTICLE VIII
                               Capital Adjustments

         If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding Ordinary Shares, or there shall be a change in the issued and outstanding Ordinary Shares, through the declaration of a share dividend or through any recapitalization, stock split, combination, or exchange of Ordinary Shares, then and in such event:

                  (i) Any Restricted Shares issued or deemed issued hereunder will be deemed outstanding and affected in the same manner as the outstanding Ordinary Shares (provided that any securities or other property distributed or deemed distributed in respect of Restricted Shares shall be subject to the transfer restrictions then imposed on the underlying Restricted Shares);

                  (ii) An appropriate adjustment shall be made in the maximum number of Ordinary Shares then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares shall continue to be subject to being so awarded; and

                  (iii) Appropriate adjustments shall be made in the number of Ordinary Shares and the exercise price per share thereof then subject to purchase pursuant to each Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares in each instance shall remain subject to purchase at the same aggregate exercise price.

         Any fractional shares resulting from any adjustment made pursuant to this Article shall be rounded to the nearer whole share for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of any class, or securities convertible into shares of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Ordinary Shares then subject to outstanding Stock Options granted under the Plan.

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                                   ARTICLE IX
                   Recapitalization, Merger and Consolidation

                  (a) The existence of this Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger, share exchange or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares ranking prior to or otherwise affecting the Ordinary Shares or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger, share exchange or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of Ordinary Shares subject to the Stock Option would have been entitled.

                  (c) In the event of any merger, share exchange or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each Ordinary Share subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of shares or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the shareholders of the Company in respect of each Ordinary Share held by them, such outstanding Stock Options to be thereafter exercisable for such shares, securities, cash or property in accordance with their terms.

                  (d) In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, the vesting of all unvested installments of Stock Options outstanding shall thereupon automatically be accelerated and all such Stock Options shall become exercisable in full and any transfer restrictions remaining applicable to Restricted Shares shall automatically lapse.

                  (e) In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise thereof (in lieu of each Ordinary Share which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Ordinary Share. In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, spin-off or other special distribution, then the Committee may make or provide for such adjustment in the number of Ordinary Shares covered by outstanding Stock Options, in the exercise price applicable to such

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         Stock Options and/or in the kind of shares covered thereby that the
         Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of rights of Participants that otherwise would result therefrom.

                                    ARTICLE X
                    Options in Substitution for Stock Options
                          Granted by Other Corporations

         Stock Options may be granted under the Plan from time to time in substitution for stock options held by employees of a corporation who become or are about to become Employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary or a sale of substantially all of the assets of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XI
                            Miscellaneous Provisions

         11.1 Transferability of Stock Options. The Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) such provisions regarding transferability of the Stock Options as the Committee, in its sole discretion, deems appropriate. Unless otherwise provided by the Committee at the time of the grant of a Stock Option, no Stock Option shall be assignable or transferable by a Participant, except (i) by will or by the laws of descent and distribution, (ii) pursuant to the terms of a domestic relations order (as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), or (iii) to members of the Participant 's immediate family (i.e., parents, children, grandchildren or spouse), trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are partners; provided that any such transfer shall be in accordance with all applicable laws, rules and regulations; and provided further that the provisions of the applicable Stock Option Agreement and the Plan that are governed by the Participant 's employment status with the Company or any Subsidiary shall continue in effect notwithstanding any such transfer.

         11.2 Investment Intent. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the Ordinary Shares to be issued, purchased or transferred are being acquired for investment and not with a view to their distribution.

         11.3 No Right to Continue Employment. Nothing in the Plan or the grant of any Stock Option or the issuance of any Restricted Shares confers upon any Director, Officer, Employee or Advisor the right to continue in the employ or service of the Company or interferes with or

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restricts in any way the right of the Company to discharge or remove any
Director, Officer, Employee or Advisor at any time (subject to any contract rights of such person).

         11.4 Shareholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a shareholder except with respect to shares which have been actually issued.

         11.5 Tax Withholding.

                  (a) Whenever Ordinary Shares are to be issued in satisfaction of a Stock Option granted hereunder, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

                  (b) When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a Stock Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of Ordinary Shares already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Ordinary Shares acquired upon the exercise of the Stock Options having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

         11.6 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         11.7 Government Regulations. Notwithstanding any of the provisions hereof, or of any written agreements evidencing Stock Options or Restricted Shares granted or issued hereunder, the obligation of the Company to issue, sell and deliver shares and remove any restrictions on any Restricted Shares shall be subject to all applicable laws, rules and regulations and to such approvals by any government agencies or national securities exchanges as may be required. The Participant shall not exercise any Stock Option, and the Company shall not be obligated to issue any shares or remove restrictions on any Restricted Shares, if such exercise, issuance or removal would constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority or any agreement with any stock exchange.
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                                   ARTICLE XII
                                   Definitions

         For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

         "Advisor" means any person performing services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Company chooses to grant Stock Options or to whom the Company chooses to issue Restricted Shares in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction.

         "Board" means the Board of Directors of the Company as constituted from time to time.

         "Cause" means an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company, or other good cause. The term "other good cause" shall include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude, and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. To the extent that a Participant is a party to a written employment agreement with the Company or any Subsidiary that contains a provision setting forth consequences for termination for cause and a definition of cause, such definition shall control with respect to benefits granted hereunder.

         "Change in Control" means the occurrence of any of the following events: (i) there shall be consummated (x) any consolidation, amalgamation, merger or other form of business combination of the Company, or to which the Company is a party, in which (I) the Company is not the continuing or surviving corporation or (II) where the Company is the continuing or surviving corporation, the Company's Ordinary Shares would be converted into cash, securities or other property, or the holders of the Company's Ordinary Shares immediately prior to the consolidation, amalgamation, merger or other form of business combination would represent less than a majority of the common stock or ordinary shares of the surviving corporation immediately after the consolidation, amalgamation, merger or other form of business combination, or
(y) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company, (ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934, as amended (the "1934 Act")) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes, without the prior approval of the Board, a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 25.0% or

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more of the Company's then outstanding securities having the right to vote in the election of Directors of the Company, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board (the "Incumbent Directors"), cease for any reason (other than death) to constitute a majority of the Directors of the Company, unless the election, or the nomination for election, by the Company's shareholders, of each new Director of the Company was approved by a vote of at least two-thirds of the Incumbent Directors (so long as such new Director was not nominated by a person who expressed an intent to effect a change in control of the Company or engage in a proxy or other control contest) in which case such new Director shall be considered an Incumbent Director.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the committee or committees appointed or designated by the Board or another Committee in accordance with Section 1.2 of the Plan.

         "Date of Grant" means the effective date on which a Stock Option is awarded to a Director, Employee, or Advisor as set forth in the Stock Option Agreement.

         "Director" means a member of the Board.

         "Disability" means an event whereby a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment in accordance with policies as may be determined from time to time by the Committee.

         "Employee" means an employee of the Company or of any Subsidiary.

         "Fair Market Value" of an Ordinary Share means (i) the closing price per share on the principal stock exchange on which the Ordinary Shares are traded, or (ii) if not listed for trading on a stock exchange, the mean between the closing or average (as the case may be) bid and asked prices per Ordinary Share on the over-the-counter market, whichever is applicable.

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "Ordinary Shares" means the Ordinary Shares, par value $.01 per share, of the Company or in the event that the outstanding Ordinary Shares are hereafter changed into or exchanged for shares or other securities of the Company or another issuer, such other shares or securities.

         "Participant" means any Employee, Director or Advisor who is, or who is proposed to be, a recipient of a Stock Option or Restricted Shares.

         "Plan" means this Triton Energy Limited 2000 Broad Based Share Compensation Plan, as amended from time to time.

         "Restricted Shares" means Ordinary Shares issued to a Participant pursuant to Article IV.

         "Retirement" of a Participant shall be deemed to be retirement in accordance with policies as may be determined from time to time by the Committee.

         "Restricted Share Agreement" means an agreement between the Company and a Participant with respect to the issuance of Restricted Shares.

         "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

         "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

         "Stock Options" means any and all Stock Options granted pursuant to
Article III of the Plan. Stock Options are not intended to be treated as an "incentive stock option" under Section 422 of the Code.

         "Stock Option Agreement" means an agreement between the Company and a Participant with respect to one or more Stock Options.

         "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed effective as of the 25th day of August, 2000.

                                    TRITON ENERGY LIMITED


                                    By:
                                        --------------------------------
                                        James C.Musselman, President and
                                        Chief Executive Officer

Attest:



------------------------------
Thomas J. Murphy,
Secretary